INTERCREDITOR AGREEMENT


           INTERCREDITOR AGREEMENT dated as of May 20, 1997 (together with all amendments and supplements thereto, the "Agreement"), by and among XCL Ltd., a Delaware corporation (the "Company"), ING (U.S.) Capital Corporation ("ING"), Ted W. Hoyt, as agent (the "Agent") on behalf of the holders (the "Subordinated Debt Holders") of the Secured Subordinated Notes of the Company due April 5, 2000 (the "Subordinated Notes") identified on Schedule A attached hereto, and Fleet National Bank, as trustee (in such capacity, together with its successor in trust appointed pursuant to the Indenture (as defined below), the "Trustee") for the holders (the "Noteholders") of the Notes (as defined below). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                      W I T N E S S E T H:

            WHEREAS, the Company has entered into a credit agreement with ING (the "Credit Facility") pursuant to which the Company has had varying amounts of outstanding Indebtedness owed to ING from time to time (all debts, liabilities and obligations of any character whatsoever which are owed to ING by the Company or any of its subsidiaries are herein called the "ING Obligations", whether the same are owed as principal, surety, endorser, guarantor, accommodation party or otherwise, whether now existing or hereafter incurred or arising, whether principal, interest, fees or expenses, whether direct, indirect, contingent, primary, secondary, joint and several, joint or several, or otherwise, and irrespective of the manner in which the same arise or were created or the manner in which ING may have acquired rights with respect thereto, and expressly including any interest accruing after the commencement of any insolvency proceeding whether or not such interest is an allowed claim enforceable in such proceeding); and

           WHEREAS, the Company has issued the Subordinated Notes
in   the  aggregate  principal  amount  of  $15,000,000  to   the
Subordinated Debt Holders; and

           WHEREAS, the Company and the Trustee have entered into an Indenture dated as of May 20, 1997 (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Indenture"), pursuant to which the Company will issue $75,000,000 aggregate principal amount of 13.50% Senior Secured Notes due May 1, 2004, Series A (the "Initial Notes") and 13.50% Senior Secured Notes due May 1, 2004, Series B to be issued in exchange for the Initial Notes (the "Exchange Notes" and, together with the Private Exchange Notes (as defined in the Indenture) and the Initial Notes, the "Notes"); and

          WHEREAS, the Company, the Trustee, Fleet National Bank, as disbursement agent (the "Disbursement Agent"), and Herman J. Schellstede & Associates, Inc., as representative acting on behalf of the Noteholders, have entered into a Cash Collateral and Disbursement Agreement dated as of May 20, 1997 (the "Cash Collateral and Disbursement Agreement"), establishing (i) two cash collateral accounts (the "Collateral Accounts") in the name of the Company, as more fully identified on Schedule I to the Security Agreement, Pledge and Financing Statement dated as of May 20, 1997 (the "Security Agreement" and, together with the Indenture and the Cash Collateral and Disbursement Agreement, the "Security Documents"), by the Company in favor of the Trustee, under the control of the Trustee and the Disbursement Agent, into which the Company has agreed to deposit all of the proceeds (the "Proceeds") received by it from the issuance and sale of the Units (the "Units"), each consisting of $1,000 aggregate principal amount of the Initial Notes and one Common Stock Purchase Warrant to purchase 1,280 shares of Common Stock of the Company, pursuant to the offering (the "Offering") described in the Final Offering Memorandum dated May 13, 1997 (the "Offering Memorandum") of the Company, and (ii) the terms and conditions of the release of the funds from the Collateral Accounts; and

           WHEREAS, pursuant to the Security Documents, the Company has granted the Trustee, for the ratable benefit of the Noteholders, a Security Interest in and to, and first Lien on, the "Collateral", as such term is defined in Schedule I attached hereto and made apart hereof;

           WHEREAS, the parties hereto wish to enter into an agreement setting forth their respective rights and obligations with respect to the property and assets of the Company in certain circumstances.

           NOW, THEREFORE, in consideration for the premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

          SECTION 1.      Collateral Accounts.

                (a) Each of ING and each Subordinated Debt Holder agrees that the sale of the Units and the deposit of the Proceeds in the Collateral Accounts as contemplated in the Offering Memorandum and the Security Documents, and the execution, delivery and performance of this Agreement, shall not constitute a default or event of default, with or without notice or the passage of time or both, under either the Credit Facility or the Subordinated Notes.

                (b) In the event any principal payment shall become due with respect to the Notes, whether as a result of a Mandatory Redemption, a purchase of the Notes by the Company following a Change of Control or upon acceleration of the Notes following an Event of Default, the Collateral shall be disbursed to the Trustee, for the ratable benefit of the Noteholders, and shall be applied first to the payment of any and all Obligations of the Company under the Notes and the Security Documents (the "Note Obligations") and, only after the Note Obligations have been paid and discharged in full, next to the payment of any ING Obligations and last to any obligations of the Company to the Subordinated Debt Holders under the Subordinated Notes (the ING Obligations and the Subordinated Debt being collectively referred to herein as the "Existing Secured Debt").

                (c) Any and all determinations regarding the exercise of remedies against the Collateral shall be made by the Trustee at the direction of the holders of a majority of the outstanding principal amount of the Notes.

                (d) Each of ING and each Subordinated Debt Holder agrees that (i) it shall have no security interest in the Collateral, irrespective of the terms and provisions of any pledge or security agreements heretofore entered into by it and the Company and any Subsidiary with respect to the Existing Secured Debt, or the recording or filing of any financing statements or other recordings or filings with respect to such obligations of the Company, and (ii) at all times, it shall refrain from taking any action to foreclose upon, take possession of, liquidate or otherwise proceed against the Collateral, except after all of the Note Obligations have been paid and discharged in full or with the prior written consent of the holders of a majority of the outstanding principal amount of the Notes.

                (e) As used herein, "Shortfall Obligations" means (i) any claim against the Company by the Trustee, the Disbursement Agent or the Noteholders (or any person acting for their benefit) for any portion of the Note Obligations which has not been or cannot be satisfied by means of recourse to the Collateral, and (ii) any obligation of the Company to the Trustee, the Disbursement Agent or the Noteholders (or any person acting for their benefit) to deposit additional funds into the Collateral Accounts or otherwise provide collateral or funds from any source other than the proceeds from the sale of the Notes, and (iii) any claim of any kind by the Trustee, the Disbursement Agent or the Noteholders (or any person acting for their benefit) against any subsidiary of the Company.

          SECTION 2. Extinguishment of the Existing Secured Debt.

                At such time as the funds on deposit in the applicable Collateral Account are disburseable to the Company in accordance with the provisions of the Cash Collateral and Disbursement Agreement, the Company shall, in connection with any such disbursement, satisfy all of the outstanding Existing Secured Debt, which shall then be extinguished.

          SECTION 3.      Other Assets of the Company.

                (a) All Shortfall Obligations are hereby expressly and in all respects subordinated and made junior and inferior to the Existing Secured Debt, and until the Existing Secured Debt is paid and discharged in full (i) neither the Trustee, the Disbursement Agent nor any Noteholder shall have any lien or security interest on any property or assets of the Company other than the Collateral (or on any property or assets of the Company's subsidiaries), (ii) no Person to whom Shortfall Obligations are owed shall accept, receive or collect (by set-off or any other manner) any payment or distribution on account of, or ask for, demand or accelerate, directly or indirectly, any Shortfall Obligation, or foreclose upon, take possession of, liquidate or otherwise proceed against any such property other than the Collateral, and (iii) the Company shall not make any payment of Shortfall Obligations.

               (b)     Upon any distribution of all or any of the
assets of the Company upon the dissolution, winding up, liquidation or reorganization of the Company (whether or not in any insolvency proceeding), or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company, then any payment or distribution of any kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Shortfall Obligations shall be paid and delivered directly to ING (until the ING Obligations have been paid and discharged in full), and then to the Agent (until the Subordinated Debt has been paid and discharged in full). During the pendency of any insolvency proceeding with respect to the Company, the Trustee shall promptly execute, deliver and file any documents and instruments which ING may from time to time request in order to
(i) file appropriate proofs of claim in respect of the Shortfall Obligations in such insolvency proceeding, (ii) instruct any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any payment or distribution in such insolvency proceeding to make all payments which might otherwise be payable or deliverable in respect of the Shortfall Obligations directly to ING or the Agent, and (iii) otherwise effect the purposes of this Agreement. In addition, ING is hereby irrevocably authorized (but not in any way obligated), as the agent and attorney of Trustee and Noteholders, to file any such proofs of claim and give any such instructions in any such insolvency proceeding and to otherwise prosecute and enforce all claims for the Shortfall Obligations in any such insolvency proceeding and to exercise any rights in any such proceeding which accrue to the holders of the Shortfall Obligations.

                (c) If Trustee, Disbursement Agent or any Noteholder receives any payment or distribution of any kind (whether in cash, securities or other property) in contravention of this Agreement, it shall hold such payment or distribution in trust for ING and the Subordinated Debt Holders and immediately deliver the same to ING (until the ING Obligations have been paid and discharged in full) and then to the Agent (until the Subordinated Debt has been paid and discharged in full) to be applied first to the ING Obligations and then to the Subordinated Notes.

                (d)      No action or inaction of ING, the Agent,
any Subordinated Debt Holder, the Company or any other Person, and no change of law or circumstances, shall release or diminish the obligations, liabilities, agreements or duties under this
Section 3 of the Trustee, the Disbursement Agent or any Noteholder or the rights under this Section 3 of ING, the Agent or the Subordinated Debt Holders.

           SECTION 4. Further Assurances. Each party hereto covenants to execute and deliver, file and record such further instruments and documents and to take such further action as any party hereto may at any time or times reasonably request, at such requesting party's expense, in order to carry out the provisions and intent of this Agreement.

            SECTION   5.       Notices.   Any  notice  or   other
communication in connection with this Agreement shall be effective if made in writing, addressed to such party at its address set forth underneath its signature below, and delivered or mailed first class mail, postage prepaid, or sent by facsimile transmissions (provided confirmation of receipt is received); or delivered, marked or sent by facsimile to such other addresses as the addressee shall have specified by notice given in compliance with this Section. All notices to any Holder shall be given by delivering or mailing such notice to the Trustee. All notices to any Subordinated Debt Holder shall be given by delivering or mailing such notice to the Agent. Notices shall be deemed given upon the earlier to occur of (i) the third day following deposit thereof in the U.S. mail, first class postage prepaid, or (ii) receipt by the party to whom such notice is directed.

            SECTION 6. Benefit of Agreement; Obligations Several. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, administrators, successors and assigns of the parties hereto. The obligations of each of the parties to this Agreement are several and not joint.

           SECTION 7. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York. Any legal action or proceeding with respect to this Agreement shall be brought in the competent courts of the State of New York, sitting in the City of New York, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and agrees to waive any objection to venue. Any legal process in any sale, action or proceeding may be delivered by first class mail, postage prepaid, in accordance with the notice provisions of Section 5 provided a sufficient amount of time is allowed to respond to such process.

           SECTION 8. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

           SECTION 9. Effectiveness. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies). This Agreement shall remain effective until the earlier of a date on which (i) all Note Obligations have been irrevocably paid in full, provided that once the Note Obligations shall have been irrevocably paid in full and each Holder's rights and obligations under the Indenture have been terminated, such Holder shall have no further rights or obligations hereunder, and (ii) all of the Indebtedness under the Existing Secured Debt shall have been extinguished.

           SECTION 10.     Headings Descriptive.  The headings of
the   several  sections  of  this  Agreement  are  inserted   for
convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

           SECTION 11. Amendment or Waiver. This Agreement may be amended, changed, waived or terminated with the written consent of the Company, ING, the holders of seventy percent (70%) of the outstanding principal amount of the Subordinated Notes, the Trustee, and the Holders of a majority of the outstanding principal amount of the Notes, provided that such amendment, waiver, modification or termination shall not impair the right of the Holders to receive payments under the Indenture and the Notes as and when due; provided, further, however, that no such consent of any Holder shall be required if all the Obligations of the Company under the Indenture and the Notes to such Holder shall have been irrevocably paid in full and are no longer outstanding. The prior written consent of ING will be required to any amendment of the Cash Collateral and Disbursement Agreement.

            SECTION 12. Inconsistent Provisions. If any provision of this Agreement shall be inconsistent with, or contrary to, any provision in any Security Document, the Credit Facility, the Subordinated Notes, or any document ancillary or related thereto or providing security in connection therewith, the provision in this Agreement shall be controlling, and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

           SECTION 13. Consent to Representation. Guinness Mahon & Co. Limited and the Trustee, on behalf of the Noteholders, hereby consent to the legal representation by Vinson & Elkins L.L.P., Houston, Texas, of the Initial Purchaser (as defined in the Offering Memorandum) in the Offering of the Units.

           IN WITNESS WHEREOF, the Company, ING, the Subordinated
Debt Holders and the Trustee have caused this Agreement to be duly executed by their respective representatives, thereunto duly authorized, as of the date and year first above written.

                              XCL LTD.



                              By:________________________________
                              Name:
                              Title:

                              Address for Notice Purposes:

                              110 Rue Jean Lafitte
                              Lafayette, LA  70508
                              Attention:  Marsden W. Miller, Jr.
                              Telecopier No.:  (318) 237-3316

                              ING (U.S.) CAPITAL CORPORATION


                              By:________________________________
                              Name:
                              Title:

                              Address for Notice Purposes:

                              135 East 57th Street
                              New York, NY  10022
                              Attention:  Peter Clinton
                              Telecopier No.:  (212) 758-4419
                              FLEET NATIONAL BANK,
                               as Trustee and on behalf of the
                               Noteholders


                              By:________________________________
                              Name:
                              Title:

                              Address for Notice Purposes:

                              777 Main Street
                              Hartford, CT  06516
                              Attention: Corporate Trust
                                Administration
                              Ref: XCL Ltd.
                              Telecopier No.: (860) 986-7920

                              SUBORDINATED DEBT HOLDERS
                              Identified on Schedule A attached
                                hereto and made a part hereof:


                              By:________________________________
                              Ted W.  Hoyt,  as  agent  under  an
                                    Agency Agreement dated as  of
                                    April   2,   1993   for   the
                                    benefit  of  the Subordinated
                                    Debt Holders

                               Address for Notice Purposes:

                               315 S. College Road, Suite 165
                               P.O. Box 3263
                               Lafayette, LA  70502
                               Telecopier No.:  (318) 234-1128